UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          December 14, 2006

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         Regulation FD Disclosure.

On December 22, 2006, Affiliated Managers Group, Inc. (the “Company”) announced that it had completed its previously announced acquisition of Chicago Equity Partners, LLC.  A copy of the press release announcing the closing of the transaction is furnished as Exhibit 99.1 hereto and is incorporated by reference.

ITEM 8.01         Other Events.

On December 14, 2006, the Company announced the appointment of Nathaniel Dalton as Chief Operating Officer. A copy of the press release announcing this appointment is furnished as Exhibit 99.2 hereto and is incorporated by reference.

ITEM 9.01         Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description
99.1*	Press Release issued by the Company on December 22, 2006.
99.2*	Press Release issued by the Company on December 14, 2006.

*                    This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: December 22, 2006	By:	/s/ John Kingston, III
Name: John Kingston, III
Title: Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued by the Company on December 22, 2006.
99.2*	Press Release issued by the Company on December 14, 2006.

*                    This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.